                                                                   EXHIBIT 10.31

                                    AMENDMENT No. 2 and WAIVER dated as of
                           November 19, 2004 (this "Amendment"), to the CREDIT AGREEMENT dated as of November 25, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CRUNCH HOLDING CORP., a Delaware corporation, PINNACLE FOODS GROUP INC. (as successor to PINNACLE FOODS HOLDING CORPORATION), a Delaware corporation (the "Borrower"), the LENDERS from time to time party thereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), CITICORP NORTH AMERICA, INC. and CANADIAN IMPERIAL BANK OF COMMERCE, as Co-Documentation Agents.

                  A. The Lenders and the Issuing Bank have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

                  B. Holdings, the Borrower and the Lenders party thereto entered into Amendment No. 1 and Waiver dated as of November 1, 2004 (the "Initial Waiver"), to the Credit Agreement.

                  C. The Borrower has requested that the Lenders agree to reaffirm certain waivers contained in the Initial Waiver and amend certain provisions of the Credit Agreement as set forth herein, and the Lenders are willing so to reaffirm such waivers and to amend such provisions, in each case pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Waivers. (a) The Lenders hereby waive any Default or Event of Default arising pursuant to Section 7.01(g) of the Credit Agreement directly as a result of the Borrower's failure to comply with the requirement of
Section 4.02 of the Senior Subordinated Notes Indenture with respect to the Borrower's financial statements for the Borrower's fiscal year ended on or about July 31, 2004, provided that the Borrower complies with such requirement on or prior to the date on which this Amendment becomes effective.

                  (b) The Lenders hereby waive any Default or Event of Default arising directly as a result of the failure by the Borrower to comply with the requirement of Section 5.01(e) of the Credit Agreement that the Borrower furnish to the Administrative Agent and each Lender through the Administrative Agent, within 45 days after the commencement of the fiscal year of the Borrower that began on or about August 1, 2004, a detailed consolidated budget for such fiscal year, in the form specified in such Section, provided that the Borrower complies with such requirement on or prior to the date on which this Amendment becomes effective.

                  (c) The Lenders hereby waive any Default or Event of Default arising directly as a result of the failure by the Borrower to comply with the requirements of Section 5.02(a) of the Credit Agreement that the Borrower furnish prompt written notice of the Defaults described in clauses (a), (b) and
(d) of Section 1 of the Initial Waiver.

                  SECTION 2. Amendments to Section 1.01. (a) The definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows (effective solely with respect to interest accruing from and after November 19, 2004):

                           "Applicable Rate" means, for any day (a) with respect to any Term Loan, (i) 2.25% per annum, in the case of an ABR Loan, or
         (ii) 3.25% per annum, in the case of a Eurodollar Loan, and (b) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the Leverage Ratio as of the most recent determination date, provided that until the delivery of financial statements pursuant to
         Section 5.01(a) for the Borrower's fiscal year ended July 31, 2004, the "Applicable Rate" for purposes of clause (b) shall be the applicable rate per annum set forth below in Category 1:

                                                   ABR           EURODOLLAR
LEVERAGE RATIO:                                  SPREAD            SPREAD
---------------                                  ------          ----------
Category 1
Ratio is greater than 4.50 to 1.00                2.25%             3.25%
Category 2
Ratio is less than or equal to 4.50 to
1.00 but greater than 4.00 to 1.00                2.00%             3.00%
Category 3
Ratio is less than or equal to 4.00 to 1.00       1.75%             2.75%

                  For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date that is three Business Days after the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until the third Business Day after such consolidated financial statements are delivered.

                  (b) The definition of the term "Consolidated Cash Interest Expense" in Section 1.01 of the Credit Agreement is hereby amended by adding the following text immediately prior to the proviso in such definition: "and (v) to the extent included in such consolidated interest expense for such period, non-cash gains or losses arising from marking Swap Agreements to market".

                  (c) The following new definition is hereby added to Section
1.01 of the Credit Agreement in appropriate alphabetical order.

                           "Senior Covenant Leverage Ratio" means, on any date, the ratio of (a) Total Indebtedness as of such date (excluding the portion of Total Indebtedness as of such date represented by the Subordinated Debt) to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date for which financial statements are available), provided that to the extent the Aurora Acquisition or any Permitted Acquisition, Disposition outside the ordinary course of business or discontinuation of operations has occurred during the relevant period of four consecutive fiscal quarters, such ratio shall be determined for such period on a Pro Forma Basis for such occurrences.

                  SECTION 3. Deletion of Section 4.03(c). Section 4.03(c) of the Credit Agreement is hereby deleted.

                  SECTION 4. Amendment to Section 5.01. Section 5.01 of the Credit Agreement is hereby amended by deleting (i) the second parenthetical (including the parenthetical therein) and third parenthetical in paragraph (a) thereof and (ii) the second parenthetical (including the parenthetical therein) in paragraph (b) thereof.

                  SECTION 5. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           SECTION 6.12. Interest Expense Coverage Ratio. The
                  Borrower will not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case in respect of any period of four consecutive fiscal quarters ending on or about any date set forth in the table below, to be less than the ratio set forth below opposite such period, provided that to the extent the Aurora

                  Acquisition, any Permitted Acquisition, Disposition outside the ordinary course of business or discontinuation of operations has occurred during the relevant period of four consecutive fiscal quarters, such ratio shall be determined for such period on a Pro Forma Basis for such occurrences:

Period                                                            Ratio
------                                                            -----
October 31, 2004                                               2.10 to 1.00
December 31, 2004                                              2.10 to 1.00
March 31, 2005                                                 1.50 to 1.00
June 30, 2005                                                  1.60 to 1.00
September 30, 2005                                             2.10 to 1.00
December 31, 2005                                              2.30 to 1.00
March 31, 2006                                                 2.50 to 1.00
June 30, 2006                                                  2.50 to 1.00
September 30, 2006                                             2.50 to 1.00
December 31, 2006                                              2.50 to 1.00
March 31, 2007                                                 2.50 to 1.00
June 30, 2007                                                  2.50 to 1.00
September 30, 2007                                             2.50 to 1.00
December 31, 2007                                              2.50 to 1.00
March 31, 2008                                                 2.75 to 1.00
June 30, 2008                                                  2.75 to 1.00
September 30, 2008                                             2.75 to 1.00
December 31, 2008                                              2.75 to 1.00
March 31, 2009 and thereafter                                  3.00 to 1.00

                  SECTION 6. Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           SECTION 6.13. Leverage Ratio. The Borrower will not
                  permit the Leverage Ratio as of the last day of any fiscal quarter ending on or about any date set forth in the table below to exceed the ratio set forth opposite such period:

Period                                                            Ratio
------                                                            -----
March 31, 2006                                                 5.00 to 1.00
June 30, 2006                                                  5.00 to 1.00
September 30, 2006                                             4.75 to 1.00
December 31, 2006                                              4.75 to 1.00
March 31, 2007                                                 4.50 to 1.00
June 30, 2007                                                  4.50 to 1.00
September 30, 2007                                             4.25 to 1.00
December 31, 2007                                              4.25 to 1.00
March 31, 2008 and thereafter                                  4.00 to 1.00

                  SECTION 7. Amendment to Article VI. Article VI of the Credit Agreement is hereby amended by adding the following Section at the end thereof:

                           SECTION 6.15. Senior Covenant Leverage Ratio. The
                  Borrower will not permit the Senior Covenant Leverage Ratio as of the last day of any fiscal quarter ending on or about any date set forth in the table below to exceed the ratio set forth opposite such period:

Period                                                            Ratio
------                                                            -----
October 31, 2004                                               4.10 to 1.00
December 31, 2004                                              4.25 to 1.00
March 31, 2005                                                 5.75 to 1.00
June 30, 2005                                                  5.25 to 1.00
September 30, 2005                                             3.75 to 1.00
December 31, 2005                                              3.40 to 1.00

                  SECTION 8. Elimination of Limitations on Revolving Exposures. The Lenders hereby agree to the elimination of the limitations on the total Revolving Exposures set forth in Section 3 of the Initial Waiver.

                  SECTION 9. Prohibition on Certain Transactions; Additional Conditions and Prepayments; Monthly Reporting. (a) During the period (the "Amendment Period") beginning on the date hereof and ending on the second Business Day following the date on which the Borrower delivers to the Administrative Agent financial statements of the Borrower for the fiscal quarter ending on or about March 31, 2006, and the related certifications and certificates of a Financial Officer, in each case as required by Sections 5.01(b) and (c) of the Credit Agreement, Holdings and the Borrower will not, and will not cause or permit any of the Subsidiaries to, do any of the following:

                  (i) Obtain any Incremental Extensions of Credit pursuant to Section 2.20 of the Credit Agreement.

                  (ii) Incur any Indebtedness pursuant to subclause (B) of the proviso to 6.01(a)(vi) of the Credit Agreement.

                  (iii) In the case of the Borrower, incur Junior Indebtedness pursuant to Section 6.01(a)(x) of the Credit Agreement.

                  (iv) Allow the aggregate principal amount of Indebtedness outstanding at any time pursuant to Section 6.01(a)(xiv) of the Credit Agreement to exceed the aggregate principal amount of such Indebtedness outstanding on November 1, 2004, plus $10,000,000.

                  (v) Effect any acquisition of a majority of the outstanding Equity Interests in, all or substantially all the assets of, or all or substantially all the assets constituting a division or line of business of, a Person pursuant to Section 6.04(a), (o), (r) or (u) of the Credit Agreement.

                  (vi) Allow the aggregate amount of investments outstanding at any time pursuant to clause (ii) of the proviso to
                           Section 6.04(d) of the Credit Agreement to exceed the aggregate amount of such investments outstanding on November 1, 2004, plus $5,000,000.

                  (vii) Effect any investment pursuant to Section 6.04(r) of the Credit Agreement or any redemption, repurchase or retirement of Indebtedness pursuant to Section 6.08(b)(iii) of the Credit Agreement.

                  (viii) Effect investments pursuant to Section 6.04(u) of the Credit Agreement in an aggregate amount exceeding $5,000,000.

                  (ix) Effect any investment pursuant to Section 6.04(v) of the Credit Agreement.

                  (x) Effect Restricted Payments pursuant to Section 6.08(a)(iii) of the Credit Agreement in an aggregate amount in excess of $3,000,000.

                  (xi) Effect any Restricted Payment pursuant to Section 6.08(a)(iv) of the Credit Agreement (other than pursuant to the parenthetical in such Section), provided that, after the Amendment Period, the amount of Restricted Payments that would otherwise be permitted under such Section may be increased by the amount of such Restricted Payments that would have been permitted under such Section during the Amendment Period without giving effect to this paragraph (xi), so long as at the time any Restricted Payment is made pursuant to this proviso, after giving effect to such Restricted Payment, the Borrower is in compliance, on a Pro Forma Basis with the covenants contained in Section 6.12, Section 6.13 and Section 6.14 of the Credit Agreement recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available.

                  (xii) pay any management fees contemplated by Section 2(a) of the Management Agreement dated as of November 25, 2003, among the Borrower, Holdings, J.P. Morgan Partners, LLC, and J.W. Childs Associates, L.P., provided that, after the Amendment Period, the amount of management fees that would otherwise be permitted by Section 6.09 of the Credit Agreement may be increased as and to the extent additional Restricted Payments are made under the proviso to clause (a)(xi) of this Section 8 using the proceeds of such Restricted Payments.

                  (b) During the Amendment Period, neither Holdings nor the Borrower will, nor will they permit any Subsidiary Loan Party to, allow any cash owned by them to be held in a Deposit Account, unless (a) a Lender is the depositary bank with respect to such Deposit Account, (b) such Loan Party has complied with clause (i) or (ii) of the first sentence of Section 4.04(b) of the Collateral Agreement with respect to such Deposit Account, (c) such Deposit Account is described in clause (A) or (E) of the third sentence of such Section of the Collateral Agreement or (d) the depositary bank with respect to such Deposit Account is Mellon Bank and such Deposit Account is described in clause
(C) or (D) of the third sentence of such Section of the Collateral Agreement.

                  (c) During the Amendment Period, in addition to the conditions set forth in Sections 4.03(a) and (b) of the Credit Agreement, the obligation of each Lender to make a loan on the occasion of any Borrowing shall be subject to the following condition:

                  At the time of the Borrowing Request with respect to such Borrowing, the amount that the Borrower reasonably and in good faith estimates will be the Cash Amount (as defined below) at 5:00 p.m., New York City time, on the requested date of such Borrowing (after giving effect to such Borrowing) shall not exceed $10,000,000, and such Borrowing Request shall contain a statement to that effect. For purposes of this Amendment, the Cash Amount at any time on any day shall be equal to (i) the aggregate amount of "cash and cash equivalents" and "marketable securities" of the Borrower and the Subsidiaries, in each case that would be required to be reflected on a consolidated balance sheet of the Borrower and the Subsidiaries prepared as of such time in accordance with GAAP, minus (ii) the aggregate amount of payments in such cash and cash equivalents that will be made (and will reduce such cash and cash equivalents) at or after such time on such day.

                  (d) During the Amendment Period, if, at 5:00 p.m., New York City time, on the last Business Day of any month, the Cash Amount is more than $10,000,000, then within three Business Days after such last Business Day the Borrower shall, to the extent (but only to the extent) that any Revolving Borrowings and Swingline Loans are then outstanding, prepay Revolving Borrowings and Swingline Loans to the extent necessary so that, after giving effect to such prepayment and the receipt by the Borrower of the proceeds of any Revolving Borrowings and Swingline Loans made or to be made on or after such last Business Day and on or before the third Business Day thereafter, the Cash Amount will not exceed $10,000,000, provided that, to the extent that the aggregate principal amount of Revolving Borrowings and Swingline Loans required to be prepaid on any Business Day pursuant to the foregoing provisions of this sentence exceeds the aggregate principal amount of Revolving Borrowings and Swingline Loans outstanding on such Business Day that are in each case ABR Borrowings, the Borrower may delay effecting the applicable prepayments of Borrowings required by this sentence until the earlier of (i) the end of the current Interest Period or Interest Periods for such Borrowings and (ii) thirty days after such last Business Day.

                  (e) During the Amendment Period, the Borrower will furnish to the Administrative Agent and each Lender through the Administrative Agent, within 30 days after the end of each month, the Borrower's summary consolidated balance sheet and related statements of operations (including line items showing gross sales, cases sold and IRI on a brand-by-brand basis for all major brands) and cash flows as of the end of and for such month (in form and a level of detail reasonably satisfactory to the Administrative Agent), setting forth in each case in comparative form the figures for the corresponding period of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, normal quarter-end adjustments and the absence of footnotes.

                  (f) Notwithstanding the foregoing, at any time following the second Business Day following the Original Compliance Delivery Date (as defined below), the Borrower may elect, by giving two Business Days' prior written notice to the Administrative Agent, to terminate (the "Early Termination") the Amendment Period and the provisions of paragraphs (a), (b), (c), (d) and (e) of this Section 9. Upon the Early Termination, (i) the amendments to Sections 6.12 and 6.13 of the Credit Agreement set forth in Sections 5 and 6 of this Amendment, solely as they relate to periods ending on and after the last day of the most recently completed fiscal quarter or fiscal year of the Borrower prior to the Original Compliance Delivery Date, and (ii) Section 7 of this Amendment shall cease to be effective and the provisions of the Credit Agreement in effect immediately prior to giving effect to such amendments and to Section 7 of this Amendment will be reinstated. For purposes of this Amendment, the term "Original Compliance Delivery Date" means the date on which the Borrower delivers to the Administrative Agent financial statements of the Borrower for the fiscal quarter ending on or about September 30, 2005, or the fiscal year ending on or about December 31, 2005, and the related certifications and certificates of a Financial Officer (and, in the case of such fiscal year, of the accounting firm that reported on such financial statements), in each case as required by Sections 5.01(b) and (c) (and 5.01(d), as applicable) of the Credit Agreement and reasonably satisfactory to the Administrative Agent, provided that all certifications and determinations required thereby (including as to the calculation of compliance with the covenants set forth in Sections 6.12 and 6.13 of the Credit Agreement) shall be given or made, as applicable, on the basis of the covenants in effect under the Credit Agreement immediately prior to giving effect to this Amendment.

                  SECTION 10. Representations and Warranties. Each of the Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against each of them in accordance with its terms.

                  (b) After giving effect to this Amendment, the representations and warranties of the Loan Parties in the Loan Documents (i) to the extent any such representation or warranty is modified or qualified based on the terms "materially" or "material" or by reference to the term "Material Adverse Effect", are true and correct in all respects and (ii) to the extent such representation or warranty is not so modified or qualified, are true and correct in all material respects, in each case, on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Immediately after giving effect to this Amendment, no Default has occurred and is continuing.

                  SECTION 11. Amendment Fee. In consideration of the agreements of the Lenders contained herein, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment by 5:00 p.m., New York City time, on November 19, 2004, an amendment fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of such Lender's Revolving Credit Exposures, Term Loans and unused Commitments, provided that such Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 12 below and upon such effectiveness such Amendment Fee shall be payable immediately.

                  SECTION 12. Conditions to Effectiveness. This Amendment shall become effective as of November 19, 2004, when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders, (b) the representations and warranties set forth in Section 10 hereof are true and correct, (c) the Administrative Agent and each Lender have received the audited financial statements of the Borrower as of the end of and for the Borrower's fiscal year ended July 31, 2004, accompanied by the report thereon of the Borrower's independent public accountants, in each case in accordance with
Section 5.01(a) of the Credit Agreement, and the related certificate of a Financial Officer and certificate of such accounting firm in accordance with Sections 5.01(c) and (d), respectively, of the Credit Agreement, which certificate of a Financial Officer shall demonstrate that the Consolidated EBITDA for such fiscal year is at least $165,000,000, and (d) all fees and expenses submitted to the Borrower and required to be paid or reimbursed by the Borrower under or in connection with this Amendment and the Credit Agreement (including (i) the Amendment Fee specified in Section 11 above, (ii) all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent and (iii) all other reasonable fees and expenses of the Administrative Agent due and owing as of the date first above written) have been paid or reimbursed by the Borrower.

                  SECTION 13. Release. Each of the Holdings and the Borrower (a) acknowledges and agrees that it does not have any claim, cause of action or similar right of any kind or nature (collectively, "Claims") against any Lender, the Administrative Agent, the Collateral Agent, any Issuing Bank or any of their respective Affiliates or any of their respective officers, directors, employees, agents, trustees or advisors (collectively, the "Released Parties") arising at any time out of, relating to or otherwise connected with any of the Loan Documents, the transactions thereunder or the actions or inactions of any of the Released Parties thereunder or in connection therewith at any time prior to the effectiveness of this Amendment and (b) hereby waives, releases and discharges each Released Party from any and all such Claims, whether known or unknown. The foregoing acknowledgment and release is given as consideration for the agreements and waiver provided for in this Amendment.

                  SECTION 14. Credit Agreement. Except as specifically waived, amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall be a Loan Document for all purposes.

                  SECTION 15. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 16. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

                  SECTION 17. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                      CRUNCH HOLDING CORP.,

                                          by
                                             /S/ N. MICHAEL DION
                                             ----------------------------------
                                             Name: N. Michael Dion
                                             Title: CFO

                                      PINNACLE FOODS GROUP INC. (as successor to
                                         Pinnacle Foods Holding Corporation),

                                          by
                                             /S/ N. MICHAEL DION
                                             ----------------------------------
                                             Name: N. Michael Dion
                                             Title: CFO

                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      individually and as Administrative Agent

                                          by
                                             /S/ SCOTTYE LINDSEY
                                             ----------------------------------
                                             Name: Scottye Lindsey
                                             Title: Director

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      individually and as Syndication Agent,

                                          by
                                             /S/ DANIEL D. MCCREADY
                                             ----------------------------------
                                             Name: Daniel D. McCready
                                             Title: SVP

                                      JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), individually and as Co-Documentation Agent,

                                          by
                                             /S/ KATHRYN A. DUNCAN
                                             ----------------------------------
                                             Name: Kathryn A. Duncan
                                             Title: Vice President

                                      CITICORP NORTH AMERICA, INC., individually and as Co-Documentation Agent,

                                          by
                                             /S/ ROCKY LOWE
                                             ----------------------------------
                                             Name: Rocky Lowe
                                             Title: VP

                                      CANADIAN IMPERIAL BANK OF COMMERCE, as
                                      Co-Documentation Agent,

                                          by
                                             /S/ GERALD GIRARDI
                                             ----------------------------------
                                             Name: Gerald Girardi
                                             Title: Executive Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Aeries Finance-II Ltd.

                                      By: Patriarch Partners X, LLC
                                          Its Managing Agent

                                      By: /S/ LYNN TILTON
                                          ----------------------------------
                                          Name: Lynn Tilton
                                          Title: Manager

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      AIM Floating Rate Fund

                                      By: INVESCO Senior Secured Management,
                                          Inc.
                                          As Sub-Adviser

                                      By: /S/ JOSEPH ROTONDO
                                          ----------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      APEX (Trimaran) CDO I, LTD.

                                      By: Trimaran Advisors, L.L.C.

                                      By: /S/ DAVID M. MILLISON
                                          ----------------------------------
                                          Name: David M. Millison
                                          Title: Managing Director

                                     SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                     WAIVER DATED AS OF NOVEMBER 19, 2004,
                                     AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                     GROUP INC., THE LENDERS PARTY THERETO,
                                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     JPMORGAN CHASE BANK, CITICORP NORTH
                                     AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                     OF COMMERCE

                                     Name of Institution:

                                     AVALON CAPITAL LTD.

                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                     By: /S/ JOSEPH ROTONDO
                                         ------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                     WAIVER DATED AS OF NOVEMBER 19, 2004,
                                     AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                     GROUP INC., THE LENDERS PARTY THERETO,
                                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     JPMORGAN CHASE BANK, CITICORP NORTH
                                     AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                     OF COMMERCE

                                     Name of Institution:

                                     AVALON CAPITAL LTD. 2

                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                     By: /S/ JOSEPH ROTONDO
                                         ------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                     WAIVER DATED AS OF NOVEMBER 19, 2004, AMONG
                                     CRUNCH HOLDING CORP., PINNACLE FOODS GROUP
                                     INC., THE LENDERS PARTY THERETO, DEUTSCHE
                                     BANK TRUST COMPANY AMERICAS, GENERAL
                                     ELECTRIC CAPITAL CORPORATION, JPMORGAN
                                     CHASE BANK, CITICORP NORTH AMERICA, INC.
                                     AND CANADIAN IMPERIAL BANK OF COMMERCE

                                     Name of Institution:

                                     AVENUE CLO FUND, LIMITED

                                     By: /S/ RICHARD D'ADDARIO
                                         ------------------------------------
                                         Name: Richard D'Addario
                                         Title: Senior Portfolio Manager

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      CELERITY CLO LIMITED

                                      By: TCW Advisors, Inc.
                                          As Agent

                                      By: /S/ RICHARD F. KURTH
                                          ------------------------------------
                                          Name: Richard F. Kurth
                                          Title: Senior Vice President

                                      By: /S/ JONATHAN R. INSULL
                                          ------------------------------------
                                          Name: Jonathan R. Insull
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      CHAMPLAIN CLO, LTD.

                                      By: INVESCO Senior Secured Management,
                                          Inc.
                                          As Collateral Manager

                                      By: /S/ JOSEPH ROTONDO
                                          ------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      CHARTER VIEW PORTFOLIO

                                      By: INVESCO Senior Secured Management,
                                          Inc.
                                          As Investment Advisor

                                      By: /S/ JOSEPH ROTONDO
                                          ------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      CIBC INC., As a Lender

                                      By: /S/ GERALD GIRARDI
                                          ------------------------------------
                                          Name: Gerald Girardi
                                          Title: Executive Director
                                          CIBC World Markets Corp., as Agent

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Citadel Hill 2000 LTD

                                      By: /S/ PIETER VAN SCHAICK
                                          ------------------------------------
                                          Name: Pieter Van Schaick
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Cooperative Centrale
                                      Raiffeisen-Boerenleenbank B.A. "Rabobank
                                      International", New York Branch

                                      By: /S/ THEODORE W. COX
                                          ------------------------------------
                                          Name: Theodore W. Cox
                                          Title: Executive Director

                                      By: /S/ BRETT DELFINO
                                          ------------------------------------
                                          Name: Brett Delfino
                                          Title: Executive Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      C-SQUARED CDO LTD.

                                      By: TCW Advisors, Inc., as its Portfolio
                                          Manager

                                      By: /S/ JONATHAN R. INSULL
                                          ------------------------------------
                                          Name: Jonathan R. Insull
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      DIVERSIFIED CREDIT PORTFOLIO LTD.

                                      By: INVESCO Senior Secured Management,
                                          Inc.
                                          As Investment Advisor

                                      By: /S/ JOSEPH ROTONDO
                                          ------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      EMERALD ORCHARD LIMITED

                                      By: /S/ MASOOD FIKREE
                                          ------------------------------------
                                          Name: Masood Fikree
                                          Title: Attorney-in-Fact

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      FIRST 2004-I CLO, LTD.

                                      By: TCW ADVISORS, INC.
                                          its Collateral Manager

                                      By: /S/ RICHARD F. KURTH
                                          ------------------------------------
                                          Name: Richard F. Kurth
                                          Title: Senior Vice President

                                      By: /S/ JONATHAN R. INSULL
                                          ------------------------------------
                                          Name: Jonathan R. Insull
                                          Title:

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      FIRST 2004-II CLO, LTD.

                                      By: TCW ADVISORS, INC.
                                          its Collateral Manager

                                      By: /S/ RICHARD F. KURTH
                                          ------------------------------------
                                          Name: Richard F. Kurth
                                          Title: Senior Vice President

                                      By: /S/ JONATHAN R. INSULL
                                          ------------------------------------
                                          Name: Jonathan R. Insull
                                          Title:

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                      RATE INCOME FUND, as Lender

                                      By: Four Corners Capital Management LLC,
                                          as Collateral Manager

                                      By: /S/ VIJAY SRINIVASAN
                                          ------------------------------------
                                          Name: Vijay Srinivasan
                                          Title: Assistant Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      GLENEAGLES TRADING LLC

                                      By: /S/ MEREDITH J. KOSLICK
                                          ------------------------------------
                                          Name: Meredith J. Koslick
                                          Title: Assistant Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      GULF STREAM-COMPASS CLO 2002-1 LTD.

                                      By: Gulf Stream Asset Management LLC, as
                                          Collateral Manager

                                      By: /S/ BARRY K. LOVE
                                          ------------------------------------
                                          Name: Barry K. Love
                                          Title: Chief Credit Officer

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      GULF STREAM-COMPASS CLO 2003-1 LTD.

                                      By: Gulf Stream Asset Management LLC, as
                                          Collateral Manager

                                      By: /S/ BARRY K. LOVE
                                          ------------------------------------
                                          Name: Barry K. Love
                                          Title: Chief Credit Officer

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      HAMILTON CDO, Ltd.

                                      By: Stanfield Capital Partners LLC,
                                          as its Collateral Manager

                                      By: /S/ CHRISTOPHER A. BONDY
                                          ------------------------------------
                                          Name: Christopher A. Bondy
                                          Title: Partner

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Hewett's Island CLO, Ltd.

                                      By: CypressTree Investment Management
                                          Company, Inc., as Portfolio Manager

                                      By: /S/ JEFFREY MEGAR
                                          ------------------------------------
                                          Name: Jeffrey Megar, CFA
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      HIGHLAND LEGACY LIMITED

                                      By: Highland Capital Management, L.P., as
                                          Collateral Manager

                                      By: /S/ TODD TRAVERS
                                          ------------------------------------
                                          Name: Todd Travers
                                          Title: Senior Portfolio Manager

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      HIGHLAND LOAN FUNDING V LTD.

                                      By: Highland Capital Management, L.P., as
                                          Collateral Manager

                                      By: /S/ TODD TRAVERS
                                          ------------------------------------
                                          Name: Todd Travers
                                          Title: Senior Portfolio Manager

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      ING SENIOR INCOME FUND

                                      By: ING Investment Management, Co. as its
                                          investment manager

                                      By: /S/ JASON GROOM
                                          ------------------------------------
                                          Name: Jason Groom
                                          Title: Vice President

                                      ING PRIME RATE TRUST

                                      By: ING Investment Management, Co. as its
                                          investment manager

                                      By: /S/ JASON GROOM
                                          ------------------------------------
                                          Name: Jason Groom
                                          Title: Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      INVESCO EUROPEAN CDO I S.A.

                                      By: INVESCO Senior Secured Management,
                                          Inc., as Collateral Manager

                                      By: /S/ JOSEPH ROTONDO
                                          ------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      INVESTORS BANK & TRUST COMPANY AS
                                      SUB-CUSTODIAN AGENT OF CYPRESSTREE
                                      INTERNATIONAL LOAN HOLDING COMPANY LIMITED

                                      By: /S/ JEFFREY MEGAR
                                          ------------------------------------
                                          Name: Jeffrey Megar, CFA
                                          Title: Managing Director

                                      By: /S/ JOHN A. [ILLEGIBLE]
                                          ------------------------------------
                                          Name: John A. [Illegible]
                                          Title:

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Landmark CDO Limited
                                      Aladdin Capital Management LLC

                                      By: /S/ WILLIAM S. LUTKINS
                                          ------------------------------------
                                          Name: William S. Lutkins
                                          Title: Authorized Signature

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Landmark CDO II Limited
                                      Aladdin Capital Management LLC

                                      By: /S/ WILLIAM S. LUTKINS
                                          ------------------------------------
                                          Name: William S. Lutkins
                                          Title: Authorized Signature

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Landmark CDO IV Limited
                                      Aladdin Capital Management LLC

                                      By: /S/ WILLIAM S. LUTKINS
                                          ------------------------------------
                                          Name: William S. Lutkins
                                          Title: Authorized Signature

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      LOAN FUNDING I LLC, a wholly owned
                                      subsidiary of Citibank, N.A.

                                      By: TCW Advisors, Inc., as portfolio
                                          manager of Loan Funding I LLC

                                      By: /S/ RICHARD F. KURTH
                                          ------------------------------------
                                          Name: Richard F. Kurth
                                          Title: Senior Vice President

                                      By: /S/ JONATHAN R. INSULL
                                          ------------------------------------
                                          Name: Jonathan R. Insull
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      LOAN FUNDING IV LLC

                                      By: Highland Capital Management, L.P.
                                          as Portfolio Manager

                                      By: /S/ TODD TRAVERS
                                          ------------------------------------
                                          Name: Todd Travers
                                          Title: Senior Portfolio Manager

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      THE LOOMIS SAYLES FUND SENIOR LOAN FUND,
                                      LLC

                                      By: Loomis Sayles and Company, L.P., its
                                          manager

                                      By: Loomis Sayles and Company, Inc., its
                                          general partner

                                      By: /S/ KEVIN J. PERRY
                                          ------------------------------------
                                          Name: Kevin J. Perry
                                          Title: Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      MainStay Floating Rate Fund, a Series of
                                      Eclipse Funds Inc.

                                      By: New York Life Investment Management
                                          LLC

                                      By: /S/ R.H. DIAL
                                          ------------------------------------
                                          Name: R.H. Dial
                                          Title: Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Morgan Stanley Prime Income Trust

                                      By: /S/ ELIZABETH BODISCH
                                          ------------------------------------
                                          Name: Elizabeth Bodisch
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Mountain Capital CLO 1 Ltd.

                                      By: /S/ DARREN P. RILEY
                                          ------------------------------------
                                          Name: Darren P. Riley
                                          Title: Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Mountain Capital CLO 11 Ltd.

                                      By: /S/ DARREN P. RILEY
                                          ------------------------------------
                                          Name: Darren P. Riley
                                          Title: Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      PINEHURST TRADING, INC.

                                      By: /S/ MEREDITH J. KOSLICK
                                          ------------------------------------
                                          Name: Meredith J. Koslick
                                          Title: Assistant Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      New York Life Insurance Company

                                      By: /S/ R.H. DIAL
                                          ------------------------------------
                                          Name: R.H. Dial
                                          Title: Investment Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      NORTHWOODS CAPITAL II, LIMITED

                                      By: ANGELO, GORDON & CO. L.P. as
                                          Collateral Manager

                                      By: /S/ JOHN W. FRASER
                                          ------------------------------------
                                          Name: John W. Fraser
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      NORTHWOODS CAPITAL III, LIMITED

                                      By: ANGELO, GORDON & CO. L.P. as
                                          Collateral Manager

                                      By: /S/ JOHN W. FRASER
                                          ------------------------------------
                                          Name: John W. Fraser
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      NORTHWOODS CAPITAL IV, LIMITED

                                      By: ANGELO, GORDON & CO. L.P. as
                                          Collateral Manager

                                      By: /S/ JOHN W. FRASER
                                          ------------------------------------
                                          Name: John W. Fraser
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      OAK HILL SECURITIES FUND, L.P.

                                      By: Oak Hill Securities GenPar, L.P.
                                          its General Partner

                                      By: Oak Hill Securities MGP, Inc.
                                          its General Partner

                                      By: /S/ SCOTT D. KRASE
                                          ------------------------------------
                                          Name: Scott D. Krase
                                          Title: Vice President

                                      OAK HILL SECURITIES FUND II, L.P.

                                      By: Oak Hill Securities GenPar II, L.P.
                                          its General Partner

                                      By: Oak Hill Securities MGP II, Inc.
                                          its General Partner

                                      By: /S/ SCOTT D. KRASE
                                          ------------------------------------
                                          Name: Scott D. Krase
                                          Title: Vice President

                                      OAK HILL CREDIT PARTNERS I, LIMITED

                                      By: Oak Hill CLO Management I, LLC
                                          as Investment Manager

                                      By: Oak Hill Securities MGP, Inc.
                                          its General Partner

                                      By: /S/ SCOTT D. KRASE
                                          ------------------------------------
                                          Name: Scott D. Krase
                                          Title: Authorized Person

                                      OAK HILL CREDIT PARTNERS II, LIMITED

                                      By: Oak Hill CLO Management II, LLC
                                          as Investment Manager

                                      By: /S/ SCOTT D. KRASE
                                          ------------------------------------

                                          Name: Scott D. Krase
                                          Title: Authorized Person

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      PETRUSSE EUROPEAN CLO S.A.

                                      By: INVESCO Senior Secured Management,
                                          Inc.
                                          as Collateral Manager

                                      By: /S/ JOSEPH ROTONDO
                                          ------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      PPM MONARCH BAY FUNDING LLC

                                      By: /S/ MEREDITH J. KOSLICK
                                          ------------------------------------
                                          Name: Meredith J. Koslick
                                          Title: Assistant Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      PPM SHADOW CREEK FUNDING LLC

                                      By: /S/ MEREDITH J. KOSLICK
                                          ------------------------------------
                                          Name: Meredith J. Koslick
                                          Title: Assistant Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      PPM SPYGLASS FUNDING TRUST

                                      By: /S/ DIANA M. HIMES
                                          ------------------------------------
                                          Name: Diana M. Himes
                                          Title: Authorized Agent

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      PROSPERO CLO I, Ltd.

                                      By: /S/ JOHN RANDOLPH WATKINS
                                          ------------------------------------
                                          Name: John Randolph Watkins
                                          Title: Executive Director

                                    SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER
                                    DATED AS OF NOVEMBER 19, 2004, AMONG CRUNCH
                                    HOLDING CORP., PINNACLE FOODS GROUP INC.,
                                    THE LENDERS PARTY THERETO, DEUTSCHE BANK
                                    TRUST COMPANY AMERICAS, GENERAL ELECTRIC
                                    CAPITAL CORPORATION, JPMORGAN CHASE BANK,
                                    CITICORP NORTH AMERICA, INC. AND CANADIAN
                                    IMPERIAL BANK OF COMMERCE


                                    Name of Institution:

                                    PUTNAM DIVERSIFIED INCOME TRUST

                                    By:   /S/ BETH MAZOR
                                          Name: Beth Mazor
                                          Title: V.P.

                                    SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER
                                    DATED AS OF NOVEMBER 19, 2004, AMONG CRUNCH
                                    HOLDING CORP., PINNACLE FOODS GROUP INC.,
                                    THE LENDERS PARTY THERETO, DEUTSCHE BANK
                                    TRUST COMPANY AMERICAS, GENERAL ELECTRIC
                                    CAPITAL CORPORATION, JPMORGAN CHASE BANK,
                                    CITICORP NORTH AMERICA, INC. AND CANADIAN
                                    IMPERIAL BANK OF COMMERCE


                                    Name of Institution:

                                    PUTNAM VARIABLE TRUST - PVT High

                                    Yield Fund

                                    By:   /S/ BETH MAZOR
                                          Name: Beth Mazor
                                          Title: V.P.

                                    PUTNAM HIGH YIELD TRUST

                                    By:   /S/ BETH MAZOR
                                          Name: Beth Mazor
                                          Title: V.P.

                                    PUTNAM HIGH YIELD ADVANTAGE FUND

                                    By:   /S/ BETH MAZOR
                                          Name: Beth Mazor
                                          Title: V.P.

                                    SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER
                                    DATED AS OF NOVEMBER 19, 2004, AMONG CRUNCH
                                    HOLDING CORP., PINNACLE FOODS GROUP INC.,
                                    THE LENDERS PARTY THERETO, DEUTSCHE BANK
                                    TRUST COMPANY AMERICAS, GENERAL ELECTRIC
                                    CAPITAL CORPORATION, JPMORGAN CHASE BANK,
                                    CITICORP NORTH AMERICA, INC. AND CANADIAN
                                    IMPERIAL BANK OF COMMERCE


                                    Name of Institution:

                                    PUTNAM FLOATING RATE INCOME FUND

                                    By:   /S/ BETH MAZOR
                                          Name: Beth Mazor
                                          Title: V.P.

                                    BOSTON HARBOR CLO 2004-1, Ltd.

                                    By:   /S/ BETH MAZOR
                                          Name: Beth Mazor
                                          Title: V.P.

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      SARATOGA CLO I, LIMITED

                                      By: INVESCO Senior Secured Management,
                                          Inc., as Asset Manager

                                      By: /S/ JOSEPH ROTONDO
                                          ------------------------------------
                                          Name: Joseph Rotondo
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      SAWGRASS TRADING LLC

                                      By: /S/ MEREDITH J. KOSLICK
                                          ------------------------------------
                                          Name: Meredith J. Koslick
                                          Title: Assistant Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      SRF 2000, INC.

                                      By: /S/ MEREDITH J. KOSLICK
                                          ------------------------------------
                                          Name: Meredith J. Koslick
                                          Title: Assistant Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Stanfield Carrera CLO, Ltd.

                                      By: Stanfield Capital Partners LLC, as its
                                          Asset Manager

                                      By: /S/ CHRISTOPHER A. BONDY
                                          ------------------------------------
                                          Name: Christopher A. Bondy
                                          Title: Partner

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      STANFIELD MODENA CLO, LTD.

                                      By: Stanfield Capital Partners, LLC

                                      By: /S/ CHRISTOPHER A. BONDY
                                          ------------------------------------
                                          Name: Christopher A. Bondy
                                          Title: Partner

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      STANWICH LOAN FUNDING LLC

                                      By: /S/ MEREDITH J. KOSLICK
                                          ------------------------------------
                                          Name: Meredith J. Koslick
                                          Title: Assistant Vice President

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      TCW SELECT LOAN FUND, LIMITED

                                      By: TCW Advisors, Inc. as its Collateral
                                          Manager

                                      By: /S/ RICHARD F. KURTH
                                          ------------------------------------
                                          Name:
                                          Title:

                                      By: /S/ JONATHAN R. INSULL
                                          ------------------------------------
                                          Name: Jonathan R. Insull
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      TRS 1 LLC

                                      By: /S/ EDWARD SCHAFFER
                                          ------------------------------------
                                          Name: Edward Schaffer
                                          Title: V.P.

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Trumbull THC, Ltd.

                                      By: /S/ SUZANNE SMITH
                                          ------------------------------------
                                          Name: Suzanne Smith
                                          Title: Attorney-in-Fact

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      VAN KAMPEN SENIOR LOAN FUND

                                      By: Van Kampen Investment Advisory Corp.

                                      By: /S/ CHRISTINA JAMIESON
                                          ------------------------------------
                                          Name: Christina Jamieson
                                          Title: Executive Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      VAN KAMPEN SENIOR INCOME TRUST

                                      By: Van Kampen Investment Advisory Corp.

                                      By: /S/ CHRISTINA JAMIESON
                                          ------------------------------------
                                          Name: Christina Jamieson
                                          Title: Executive Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      VELOCITY CLO, LTD.

                                      By: TCW Advisors, Inc., its Collateral
                                          Manager

                                      By: /S/ RICHARD F. KURTH
                                          ------------------------------------
                                          Name: Richard F. Kurth
                                          Title: Senior Vice President

                                      By: /S/ JONATHAN R. INSULL
                                          ------------------------------------
                                          Name: Jonathan R. Insull
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Venture CDO 2002, Limited

                                      By: Its investment advisor MJX Asset
                                          Management LLC

                                      By: /S/ M.G. REGAN
                                          ------------------------------------
                                          Name: M.G. Regan
                                          Title:

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Venture II CDO, Limited

                                      By: Its investment advisor MJX Asset
                                          Management LLC

                                      By: /S/ M.G. REGAN
                                          ------------------------------------
                                          Name: M.G. Regan
                                          Title:

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Venture III CDO, Limited

                                      By: Its investment advisor MJX Asset
                                          Management LLC

                                      By: /S/ M.G. REGAN
                                          ------------------------------------
                                          Name: M.G. Regan
                                          Title:

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Wind River CLO I Ltd.

                                      By: McDonnell Investment Management, LLC,
                                          as Manager

                                      By: /S/ BRIAN W. GOOD
                                          ------------------------------------
                                          Name: Brian W. Good
                                          Title: Managing Director

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      Windsor Loan Funding, Limited

                                      By: Stanfield Capital Partners LLC as its
                                          Investment Manager

                                      By: /S/ CHRISTOPHER A. BONDY
                                          ------------------------------------
                                          Name: Christopher A. Bondy
                                          Title: Partner

                                      SIGNATURE PAGE TO AMENDMENT NO. 2 AND
                                      WAIVER DATED AS OF NOVEMBER 19, 2004,
                                      AMONG CRUNCH HOLDING CORP., PINNACLE FOODS
                                      GROUP INC., THE LENDERS PARTY THERETO,
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      JPMORGAN CHASE BANK, CITICORP NORTH
                                      AMERICA, INC. AND CANADIAN IMPERIAL BANK
                                      OF COMMERCE

                                      Name of Institution:

                                      XL Re Ltd.

                                      By: Stanfield Capital Partners LLC as its
                                          Collateral Manager

                                      By: /S/ CHRISTOPHER A. BONDY
                                          ------------------------------------
                                          Name: Christopher A. Bondy
                                          Title: Partner